CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019	Jun. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
Reconciliation of cash, cash equivalents and restricted cash:
Cash		$ 6,220		$ 9,138
Restricted cash - Note 6	$ 0	3,270	$ 2,547	5,030
Restricted cash - Note 6	39,631	39,477	38,924	38,693
Total cash, cash equivalents and restricted cash	$ 86,924	$ 48,967	$ 54,047	$ 52,861	$ 53,337